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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) July 31, 2001 (July 30, 2001)

                                ACTIVISION, INC.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        0-12699               95-4803544
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(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)

     3100 Ocean Park Blvd., Santa Monica, CA                       90405
________________________________________________________________________________
     (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (310) 255-2000

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  Press Release of Activision, Inc. dated July 30, 2001.

Item 9.  Regulation FD Disclosure.

          On July 30, 2001, Activision, Inc. issued a press release reaffirming its financial guidance for fiscal 2002 and 2003 provided in its first quarter earnings release and conference call on July 24, 2001, which press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2001

                                                     ACTIVISION, INC.

                                                     By:/s/ Brian G. Kelly
                                                        ------------------------
                                                         Name: Brian G. Kelly
                                                         Title: Co-Chairman

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